EXHIBIT 99.1

Grown Rogue to Report Fourth Quarter and Full Year 2025 Financial Results and Host Conference Call on March 31, 2026

MEDFORD, Ore, Feb. 18, 2026 /CNW/ - Grown Rogue International Inc. ("Grown Rogue" or the "Company") (CSE: GRIN) (OTC: GRUSF), a flower-forward cannabis company combining craft values with disciplined execution, will report its financial results for the fourth quarter and full year ended December 31, 2025, on Tuesday, March 31, 2026, after market close.

The Company will also host a conference call on Tuesday, March 31, 2026, at 5:00 p.m. Eastern Time (ET) / 2:00 p.m. Pacific Time (PT) to discuss the results and provide a corporate update.

CEO Obie Strickler and members of the management team will host the call, followed by a question-and-answer period.

With the Company's 2025 audited financial statements, Grown Rogue is transitioning its financial reporting from IFRS to U.S. GAAP, which will include the consolidation of its New Jersey affiliate, ABCO Garden State, LLC. The Company plans to provide additional details on the GAAP conversion in connection with its annual reporting.

Conference Call Details

Date:	Tuesday, March 31, 2026

Time:	5:00 p.m. ET / 2:00 p.m. PT

Webcast:	Register

Dial-in:	1-800-836-8184 (North America Toll-Free)

A telephone replay of the conference call will be available until April 7, 2026, by dialing (+1) 888 660 6345 and using replay code: 74762 #. The webcast will be archived on Grown Rogue's Investor Relations website for approximately 90 days following the call. For assistance, please contact: invest@grownrogue.com.

About Grown Rogue

Grown Rogue International Inc. (CSE: GRIN | OTC: GRUSF) is a flower-forward cannabis company rooted in Oregon's Rogue Valley, a region known for its deep cannabis heritage and commitment to quality. With operations in Oregon, Michigan, and New Jersey—and expansion underway in Illinois—Grown Rogue specializes in producing designer-quality indoor flower. Known for exceptional consistency and care in cultivation, our products are valued by retailers, budtenders, and consumers alike.

By blending craft values with disciplined execution, we've built a scalable, capital-efficient platform designed to thrive in competitive markets. We believe sustained excellence in cannabis flower production is the engine of the industry's supply chain—and our competitive advantage. For more information about Grown Rogue, please visit www.grownrogue.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may be considered forward-looking, such as statements containing estimates, projections, and other forward-looking information. Forward-looking statements are typically identified by words and phrases such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" or the negative of such words and other comparable terminology. However, the absence of these words does not mean that a statement is not forward-looking. Any forward-looking statements expressing an expectation or belief as to future events is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future events and involve risks, uncertainties, and other factors beyond our control. Therefore, we caution you against relying on any of these forward-looking statements. Actual outcomes and results may differ materially from what is expressed in any forward-looking statement. Except as required by applicable law, including federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results or revised expectations.

SOURCE Grown Rogue International Inc.

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For further information: General Inquiries and Investor Contact: Obie Strickler, Chief Executive Officer, obie@grownrogue.com; Investor Relations: invest@grownrogue.com, (458) 226-2662

CO: Grown Rogue International Inc.

CNW 07:00e 18-FEB-26